FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund
First Eagle Fund of America

1345 Avenue of the Americas
New York, New York 10105
(800) 334-2143

SUPPLEMENT DATED APRIL 16, 2008
TO PROSPECTUS DATED MARCH 1, 2008

This Supplement is intended to highlight certain changes to the Prospectus dated March 1, 2008. These changes will be effective May 1, 2008. Please review these matters carefully.

Redemption Fee

Global Fund, Overseas Fund and Gold Fund – Redemption Fee Holding Period Reduced to 60 Days

Effective May 1, 2008, the redemption fee period will be shortened for the First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund. The sale or exchange of shares of these Funds will be subject to a redemption fee if sold or exchanged within 60 days of the purchase of such shares, rather than if sold or exchanged within 90 days of the purchase of such shares. Any reference in the Prospectus to a redemption fee applying for the sale or exchange within 90 days of purchase should instead be regarded as applying for the sale or exchange within 60 days of purchase. All other aspects of these Funds' redemption fee policies remain the same.

U.S. Value Fund and First Eagle Fund of America – No Longer Subject to Redemption Fee

Also on May 1, 2008, the redemption fee will be removed for the First Eagle U.S. Value Fund and First Eagle Fund of America. The sale or exchange of shares of these Funds will no longer be subject to a redemption fee. Any reference in the Prospectus to the sale or exchange of shares of these Funds being subject to a redemption fee should be disregarded.

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The Funds reserve the right to identify particular transactions, even those not subject to a redemption fee, as inappropriate short-term trading. Trades determined to be inappropriate may be rejected and may prompt the Funds to suspend further trading or exchange privileges for the account or to close the account.

Class A Contingent Deferred Sales Charge – Global Fund, Overseas Fund, U.S. Value Fund and First Eagle Fund of America

There is no initial sales charge on purchases of Class A shares of one or more of the First Eagle Funds aggregating $1 million or more. First Eagle Funds Distributors, as the Funds' principal underwriter, may pay dealers of record "finder's fee" commissions of up to 1.0% of purchase of Class A shares of each of the Funds (other than the First Eagle Gold Fund) that were not previously subject to a front-end sales charge or dealer commission paid by the investor. A redemption of shares on which such a finder's fee commission is paid may be subject to a contingent deferred sales charge, if the redemption is within 18 months of the end of the calendar month in which the shares were purchased. This Class A contingent deferred sales charge will not exceed 1.0% of the lesser of (i) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased with reinvested dividends or capital gain distributions) or (ii) the original net asset value of the redeemed shares.

The 1.0% finder's fee commission and 1.0% Class A contingent deferred sales charge will apply only to shares purchased on or after May 1, 2008. Shares purchased before that date will continue to be subject to the lower finder's fee commission described in the Prospectus dated March 1, 2008 and the correspondingly lower Class A contingent deferred sales charge.

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The information in this Supplement modifies the First Eagle Funds' Prospectus dated March 1, 2008. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Prospectus entitled "Fees and Expenses", "Public Offering Price of Class A Shares", "Exchanging Your Shares" and "Redemption Fee".